UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 1, 2024

American Oncology Network, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40177	85-3984427
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14543 Global Parkway, Suite 110 Fort Myers, FL	33913
(Address of principal executive offices)	(Zip Code)

(833) 886-1725
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 to the Form 8-K originally filed on December 19, 2024 is being filed to include the corrected exhibit 99.1, which had previously inadvertently omitted the date in the audit report of McNair, McLemore, Middlebrooks & Co., LLC.

There are no changes to the disclosure set forth in Items 2.01 and 2.03 hereto.

Item 2.01.	Completion of Acquisition or Disposition of Assets

On April 1, 2024, consolidated subsidiaries of American Oncology Network, Inc. (“AON” or the “Company”) acquired certain clinical and non-clinical assets of Central Georgia Cancer Care, P.C., (“CGCC”) from the CGCC shareholders for consideration consisting of (i) a cash payment in the amount of $4.6 million, (ii) a promissory note in the amount of $6.4 million under which the terms require principal and interest payments in monthly installments over 60 months commencing May 1, 2024, and (iii) a cash payment of approximately $2.3 million for acquired inventories, (the “CGCC Acquisition”). CGCC provides treatment to patients with cancer and blood disorders at two practice locations in Macon, Georgia and Warner Robins, Georgia.

The Company is also filing herewith (i) audited financial statements of CGCC for the year ended December 31, 2023 and (ii) pro forma financial information related to the CGCC Acquisition, which are attached hereto as Exhibit 99.1 and 99.2, respectively.

Item 2.03.	Creation Of A Direct Financial Obligation Or An Obligation Under An Off-Balance Sheet Arrangement Of A Registrant.

On April 1, 2024, in connection with the CGCC Acquisition, AON issued a promissory note in the amount of $6.4 million under which the terms require principal and interest payments in monthly installments over 60 months commencing May 1, 2024. Monthly payments are in an amount equal to (i) $106,666.67 plus (ii) the amount of interest accrued on the outstanding principal balance through the applicable payment date calculated at AON’s variable cost of borrowing for the calendar month immediately preceding such payment date.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Audited financial statements of Central Georgia Cancer Care, P.C., for the year ended December 31, 2023.
99.2	Unaudited pro forma condensed combined financial information of the Company and Central Georgia Cancer Care, P.C., for the year ended December 31, 2023. Previously filed.
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN ONCOLOGY NETWORK, INC.

Date: December 26, 2024	By:	/s/ Todd Schonherz
	Name:	Todd Schonherz
	Title:	Chief Executive Officer